Q3 2024 INVESTOR PRESENTATION LIFT TRUCKS FUEL CELLSATTACHMENTS EXHIBIT 99 This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as November 5, 2024, the date of the of the Company’s most recent earnings release and conference call. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2 Q3 2024 Quarterly Overview 4 One company with three businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 NUVERA Fuel Cell Business 3 F O R E A C H B U S I N E S S Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans

Key Takeaways – Q3 2024 5 FINANCIAL OUTLOOK Q4 & FY ’24 OUTLOOK Y/Y revenue and net income increase IMPROVING FINANCIAL LEVERAGE 46% debt to total capital down 1,500 Bps* vs. PY down 500 Bps vs. Q2 ’24 STABILIZING BOOKINGS/BACKLOG $370M unit bookings value down 3% vs. Q2 ‘24 $2.3B unit backlog value ~7-month production foundation SOLID EXECUTION AGAINST STRONG COMPARABLES $1.0B revenue +2% vs. PY $33.1M operating profit down 44% vs. PY $17.2M net income down 52% vs. PY *Bps: Basis points FY ’25 OUTLOOK Y/Y lower revenues; significantly lower operating profit and net income vs. strong 2024 FY ’24 OUTLOOK Y/Y inventory decrease & substantial increase in cash flow from operations HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q3 2024 Q3 2023 Variance Q3 2024 Q3 2024 Q3 2024 Revenues $1,016 $1,001 $15 $967 $98 $0 Operating Profit (Loss) $33 $59 ($26) $39 $6 ($12)0 Net Income $17 $36 ($19) --- --- ---$0 EBITDA(2) $48 $73 ($25) $50 $9 ($12) SEGMENTSCONSOLIDATED ($M) Results for Q3 2024 vs. Prior Year 6 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP in the Appendix starting on page 66. • Revenue: $967M, +2% y/y ‒ Favorable sales pricing and mix ‒ Americas sales volume increase offset by EMEA decline • Operating profit: $39M, down 40% y/y ‒ 7% gross profit decline y/y from higher freight costs and cost inflation- related variances ‒ Increased SG&A from additional sales/marketing headcount to fuel growth and customer-facing technology systems investments LIFT TRUCK • Revenue: $98M, +5% y/y ‒ Higher sales volumes on higher- margin attachment products • Operating profit: $6M, +114% vs. PY ‒ Increased sales volumes and manufacturing efficiency improvements BOLZONI • Revenue: $0.3M; down vs. PY ‒ Fewer fuel cell engine sales due to ongoing hydrogen supply constraints and heavy-duty electric vehicle development program delays • Operating loss: increase vs. PY ‒ Higher utility + facility lease costs and restructuring charge NUVERA FUEL CELLS Quarterly Cash and Debt Positions 7 As of 9/30/24: • ~$76M in Cash on hand • Unused Borrowing Capacity of ~$262M • Working Capital % of Sales: 21%; Target 15% ‒ Inventory efficiency improvements remain a key priority • Dividends paid: ‒ Q3 ’24: $6M ‒ YTD ’24: $18M Q3 2024 CASH FLOW ACTIVITY 393 46% 30% 40% 50% 60% 70% 80% 100 200 300 400 500 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 Q4'22 Q2'23 Q4'23 Q2'24 Net Debt Debt to Total Capital % CONTINUED DEBT TO TOTAL CAPITAL IMPROVEMENT ($M) 90 0 50 100 150 200 250 300 350 2024 2025 2026 2027 2028 US EMEA ABL AND TLB MATURITIES 300 225 15(1) ABL(2) TLB(3) ($M) (1) Amortizing principal: ~$2.2M per year (2) ABL: Asset Backed Loan expires June 2026 (3) TLB: Term Loan, final payment due May 2028 No significant near-term ABL and TLB maturities • Q4 ’24 revenue and net income roughly comparable to robust PY • Significant increase in Q4 and FY ’24 cash flow from operations vs. PY • FY ’25 results: lower revenues, significant decrease in operating profit and net income vs. FY ’24 • FY ’25 cash flow from operations robust but lower vs. FY ’24 8 Consolidated Net Income Improvement Over Strong Prior Year 2024 and FY 2025 Outlook • Substantial operating profit decrease vs. Q4 ‘23 ‒ Higher material, freight and employee-related expenses ‒ Modestly improved product margins FY 2025 • Lower revenue due to legacy product phase out • Operating profit expected to improve vs. FY ‘24 • Revenue and operating profit roughly comparable to Q4 ‘23 ‒ Above target unit product margins offset by higher freight costs and increased operating expenses FY 2025 • Significantly lower operating profit expected vs. strong 2024 LIFT TRUCK BOLZONI NUVERA FUEL CELLS HY, Inc. • Revenue increase vs. Q4 ‘23 ‒ Higher shipments • Modest operating loss increase vs. Q4 ‘23 ‒ Increased product development costs FY 2025 • Revenue increase vs FY ’24 ‒ Higher shipments • Operating results expected to improve vs. FY ‘24

Company Overview & Strategy Image Placeholder Use same image as slide 1; blend of all brands/solutions 10 One company with three businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 Revenues $4,268 Operating Profit $261 Net Income $157 EMEA 17.7% JAPIC* 4.4% Americas 73.4% Bolzoni 4.5% NUVERA Fuel Cell Business 3 CONSOLIDATED FINANCIALS SALES BY SEGMENT2024 LTM *JAPIC: Japan, Asia Pacific, India, China **2024 LTM: Last Twelve Months as of 9/30/24 ($M) 2024 LTM** ~0% Nuvera 11 Vision: LIFT TRUCKS FUEL CELLSATTACHMENTS Transformation focused on reducing impact of material movement on people, environment and the economy driven by the imagination and creativity of our team Transforming the way the world moves materials from Port to Home We make our customers two promises Mission: Providing Optimal Solutions and Excellent Customer Care 12 • Understand customers’ applications and needs for equipment/power options • Provide optimal solutions • Enhance customer productivity at lowest cost of ownership OPTIMAL SOLUTIONS • Never let customers down • Engagement and solutions through lifecycle • Increase value in solutions offerings CUSTOMER CARE Integrity • Commitment • Accountability • Respect • ExcellenceI-CARE Values

13 Products are handled numerous times by a forklift before they reach the end customer Lift Trucks are Integral to Our Lives GLOBAL EMPLOYEES • Lift Truck: 7,200 • Bolzoni: 1,200 • Nuvera: 200 GLOBAL INDUSTRY COVERAGE • Industry application focus • Full-range of classes 1 to 5 lift trucks • Integrated technologies • Full-range of attachments and power options, including fuel cells REGIONAL OPERATIONS • Focused design centers • Regional production and parts centers • ~100,000 trucks sold per year LOCAL SALES & SERVICE* • HY and capable dual-brand dealers’ business models aligned • Entrepreneurial customer-focused dealers ‒ ~3,100 sales professionals ‒ ~9,900 technicians 14 Serving customers globally, regionally and locally using an industry- and customer-focused approach Global Leader in Material Handling Solutions Lift Truck Production & Parts Lift Truck Design Bolzoni Production & Design Nuvera Production & Design *Detailed information on number of dealers available in appendix on page 74. ELECTRIFICATION Fuel cells and smart batteries INFORMATION AS A SERVICE Telemetry and data services LOW-COST COMPETITION Modular, scalable platforms 15 Global Mega Trends Accelerate Growth PRODUCTIVITY Industry-specific approach to application challenges EMPLOYEE SAFETY Operator Assist and AGVs* LABOR SHORTAGES Automation T E C H N O LO G Y S O LV IN G C H A L L E N G E S Long-term growth rates supported by market shifts and HY’s unique capabilities * Automated Guided Vehicles Lift trucks increasingly impact every aspect of our lives ~2,500 lbs C A P A C I T Y 100+ Years of Leading Innovations and Operational Excellence 16 100,000+ lbs 16 Clamps Multipallets Rotators Forks Full Range of Products, Power Options and Solutions CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 BIG TRUCKS: 8 to 52 TON *CB: Counterbalanced trucks ELECTRIC INTERNAL COMBUSTION (ICE) CLASS 1 CLASS 5 CB* WAREHOUSE EQUIPMENT COUNTERBALANCED BATTERY/FUEL CELL ICE Technology Solutions Electric/Hydrogen Internal Combustion (ICE) Power Options Attachments

Efficient capital deployment targeting high returns 17 Unique Business Model OPTIMIZE CAPITAL DEPLOYED: • Independent dealer network • Independent suppliers • Financing arm (joint venture) CAPITAL EFFICIENT INVESTMENTS: • Modular, scalable product platforms • Manufacturing footprint optimization • “Center of Gravity” suppliers Focus on investments in areas of expertise over investments that require high capital carrying costs *ROTCE: Return on Total Capital Employed FINANCIAL TARGETS >20% ROTCE* 7% operating profit margin Lift Truck + Bolzoni 15% Working capital as % of sales 18 Operating Structure Optimized to Deliver Customer-Centric Solutions Through Our 3 Businesses CUSTOMERS • Global • Full product line • Solve biggest pain points • Optimal Solutions • Customer Care Disciplined people, thought and action DISTRIBUTION • Exclusive, independent dealers • Direct sales to major accounts • Focus on: ‒ Share growth ‒ Capturing full customer potential INTERNAL CAPABILITIES • Modular, scalable platforms • “Center of gravity” suppliers • Optimized manufacturing footprint • Customer-focused aftermarket infrastructure 19 Service plus technology capabilities enhance the core and accelerate performance Well-Defined, Long-Term Strategies Across All Businesses ENABLE STAKEHOLDERS’ SUCCESS • Customers • Dealers • Suppliers • Employees • Shareholders Management incentives aligned with long-term value creation and shareholder success GROWTH IN CORE • Growth through our Economic engine - Consistent, pressure tested roadmap for GDP+ increases • Growth through industry expansion ENHANCE COMPETITIVE ADVANTAGE • Evolutionary Service solutions enhance core growth • Revolutionary Technology solutions accelerate growth • Accretive to core GDP+ growth POSITION FOR FUTURE GROWTH • Accretive capital allocation • Investing in strategic initiatives • Commercializing fuel cell technology Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the leader in independent distribution LIFT TRUCK BUSINESS Five core strategies to transform HY’s competitiveness, market position and economic performance over time, each supported by strategic projects Our Economic Engine Drives Compounding Growth 20 Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Provide lowest cost of ownership, while enhancing productivity for customers Be the leader in the delivery of industry- and customer- focused solutions Be a leader in fuel cells and their applications Be the leader in the attachments business NUVERA BOLZONI Adaptable, agile, problem-solving business Specific Corporate, Lift Truck, Bolzoni and Nuvera Projects

Commercial Discipline & New Products • Pricing • Technology solutions - Automation - Green energy REVENUE GROWTH Market Growth & Technology Innovation • Modular, scalable products • Solutions-based industry approach 21 Strategically Focused with Disciplined Execution Capital Efficiency & Supplier Optimization • “Center of gravity” suppliers • Manufacturing footprint optimization • WC* efficiency Smart Investments • Independent distribution • Partner collaboration PROFIT GROWTH CAPITAL DEPLOYMENTCASH GENERATION Connecting strategies to key projects within our businesses to achieve growth objectives PROJECTS FOR *WC – Working Capital 22 Sustainable competitive advantage through disciplined, global cross-functional projects Our Superpower, Easy to Understand, Hard to Replicate THICKET OF ACTIVITIES Cross-company projects CULTURE Discipline, problem solving MOMENTUM Synergistically accelerating results SYSTEMATIC ACCOMPLISHMENTS Mission driven, relentless BOLZONI NUVERA FUEL CELLSLIFT TRUCK 23 Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network 1 Company, 3 Synergistic Businesses Executing on growth strategies with a margin and cash emphasis Long-Term Financial Objectives

REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 25 Progress toward Lift Truck & Bolzoni long-term targets key to long-term HY results Strategy Execution Accelerating Progress + + = 26 Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni Revenue Working Capital % Sales(1) Operating Profit Margins ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2020 2021 2022 2023 Q3 '24 LTM Future GDP++ $M (6%) (4%) (2%) 0% 2% 4% 6% 8% 7% Target (30%) (20%) (10%) 0% 10% 20% 30% Sustain at 20%+ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Working Capital Percentage of Sales and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 66. 2020 2021 2022 2023 Q3 ‘24 Future LTM 2020 2021 2022 2023 Q3 ‘24 Future LTM 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 Q3 '24 Future 15% Target 27 Generating consistent cash flows at Lift Truck and Bolzoni and making disciplined investments Accretive Capital Allocation Framework Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of Cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return Nuvera Funding Rising core financial performance enhanced by fuel cell growth business Our Path to Long-Term Value Creation Operating Profit & Margin $261M / 6.1% Revenue $4.3B Cash from Operations $136M Q3 ‘24 LTM Operating Profit & Margin >$350M / 7% Revenue >$5B Cash from Operations >$300M Future ROTCE >20% Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Sales is a Valuation Multiplier • A leader in the emerging hydrogen economy • On path to volumes that support break-even results • Significant partnership opportunities 28 CORE +

29 Innovative, Disciplined, Long-term focused Company HY - A Solid Long-Term Investment Option • Established industry provides consistent growth potential • High barriers to entry • Profit generation from new products / technology and market penetration • Strong operating cash generation potential • Venture / technology industry provides significant growth opportunities • Next generation technology / patents in fuel cell • Building for the future • Focused on increasing revenues near term • Combining innovation and discipline to create strong outcomes INCREASING SHAREHOLDER VALUE FUEL CELL BUSINESS LIFT TRUCK & ATTACHMENT BUSINESS TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS Solving our customers’ most difficult problems 30 Focused business portfolio and capabilities for long-term growth Overall Investment Thesis ATTRACTIVE GLOBAL MARKETS Support solid long-term growth potential in our 3 businesses STRONG FINANCIAL RESULTS Drive accretive capital allocation HYDROGEN FUEL CELL SOLUTIONS Diverse portfolio of energy efficient products Lift Truck Business Transforming the way the world moves materials from Port to Home 32 Diversified across regions and product classes Improved Lift Truck Business Financial Performance 2.7 2.9 3.4 3.9 4.1 2020 2021 2022 2023 Q3 '24 Lift Truck Revenues • Solid growth trend • Significantly improved margins • Improving cash flow trend Unit Revenue by Class 25% Class 1 Electric 9% Class 2 Electric 6% Class 3 Electric 13% Class 4 ICE Class 5 ICE 47% Operating Profit Margin 3.2% (3.0%) (0.3%) 5.9% 7.0% (4%) (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q3 '24 Target 7% Source: Company LTM 9/30/24 Unit Revenues ($B) LTM LTM

Industrials 22% Full-line global lift truck manufacturer serving a broad group of end markets 16% Service, Rental & Other Electric Units Aftermarket 6% Independent Dealers 33 Revenue Diversification 2023 Lift Truck Sales by Product _____________________ (1) Includes Big Truck sales that represent 10% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. 2023 Retail Lift Truck Shipments by End Market(2) (1) 2023 Lift Truck Distribution Channel Mix 81%19% Major Accounts Food and Beverage 16%37% Retail and Durable Goods Logistics 25% ICE 46% 32% Large installed lift truck base drives parts sales ~ 1,008K units @ 12/31/23 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 1,957 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 CAGR (2014 – 2024) = 6% (units in thousands) Global Lift Truck Industry Size* including China _____________________ Trend line including China represents 6% 11-year CAGR Average Industry Size. Trend line excluding China represents 3% 11-year CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 6/30/24. ** Estimate: FY24 based on WITS information through 6/30/24 and company estimates. WITS Industry Data reported one quarter in arrears. Market linked to worldwide movement of all goods Global Lift Truck Industry Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 51% Class 3 Electric 1% Class 4 ICE Class 5 ICE 24% _____________________ Source: WITS*. 6/30/24 Orders Reports ICE = Internal Combustion Engine Americas EMEA Asia-Pacific China 34 Estimate** 820 858 905 1,010 1,095 1,027 982 1,499 1,427 1,252 1,094 0 300 600 900 1,200 1,500 1,800 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 Global Lift Truck Industry Size* excluding China Estimate** (units in thousands) CAGR (2014 – 2024) = 3% Chart shown at right excludes Chinese market in all periods presented. Chinese market consists substantially of Chinese OEMs selling within China, which is not reflective of HY’s primary customer base. Significantly above trend ’21-’23 Significantly above trend ’21-’23 Class 1* 23% Class 2* 11% Class 4* 8% Class 5* 51% _____________________ Source: Company: FY 2023 Unit Revenues Class 1* 28% Class 2* 13% Class 3* 13% Class 5* 43% EMEA 31% Americas 32% China 19% Estimated Industry Revenue Mix Diversified across regions and product classes Lift Truck Revenue by Geography and Class Industry Unit Revenue by Geography _____________________ Source: Internal Company estimates through 12/31/2023 ________________ Source: Internal Company estimates through 12/31/2023 HY Unit Revenue by ClassIndustry Unit Revenue by Class Estimated Industry Revenue Mix HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 units 35 Americas 76% EMEA 20% *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) Takeaway 18% Asia-Pacific / Japan Class 4 3% 7% Class 3* HY Unit Revenue by Geography _____________________ Source: Company: FY 2023 Unit Revenue Note: Units sold direct by SN JV are not included China 1% 3% Asia-Pacific / Japan 36 Growth Potential On Top of GDP+ Market Robotics Modular, Scalable Operator Assist Installation, Commissioning Telematics Electrification Warehouse Engineered Solutions Independent Dealers Fleet & Consulting Connected Lift Trucks Customer Care (HYCare) Subscription Support Breadth Exclusive Features Scalability Integrated Solutions Modular Design Hyster-Yale Competitive Advantages Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance Evolving capabilities align with market growth elements Lift Trucks (Core Products) Economic Engine GDP+ Revolutionary GDP++ Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers Evolutionary

Americas Warehouse vs. IndustrialsLift Truck Market Penetration Key Opportunities for Market Share Growth 37 Americas EMEA JAPIC To ta l M ar ke t Si ze Growth Opportunity • Modular, scalable products fit for region • Globally enhanced sales process & capabilities • Strengthening AsOne distribution • Focused leadership, talent and organization REGIONAL GROWTH POTENTIAL • New warehouse-focused Yale® branding • Specialization + emerging technology solutions • Evolving electrification capabilities • Enhanced industry focused coverage INDUSTRY GROWTH POTENTIAL Warehouse Industrials To ta l M ar ke t Si ze Hyster-Yale Others Hyster-Yale Others Leverage global capabilities to achieve share potential across markets (1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs China(1) Market Growth Opportunity Source: WITS shipments* data LTM 12/31/23 and Company shipments LTM 12/31/23 *WITS shipments* data available 6 mos. in arrears. 38 Expanding Solutions Address Global Industry Requirements Enhancing competitive capabilities through product breadth, scalability and technology MODULAR / SCALABLE PLATFORM BREADTH Simplifies operations; maximizes configurability; generates enhanced profits Complete product range to serve nearly every application EMERGING TECHNOLOGIES Practical innovations across platforms simplify adoption Image ELECTRIFICATION Rapidly adding electrification power options for all models to support zero emissions Delivering right truck at the right price for every application • 9 component modules; commonality enables design, assembly and parts synergies • Modules scaled up/down with interchangeable price/function/value components Supply Chain & Manufacturing Optimization • Concentration/growth of global sourcing partners ‒ Goal: ~70% supplier reduction over next 4 years • Transition to localized supplier production and managed inventory ‒ JIT* sequenced assemblies reduce working capital • Standardized global tools/processes drive manufacturing agility/configurability • Technology/automation optimize labor, safety and performance • Global core production capabilities/capacity optimize cost 39 Core Product Strategy – Modular & Scalable Platforms 2021 2022 2023 Q3 '24 LTM Americas EMEA JAPIC (1) Modular, Scalable 2- to 3.5-ton ICE** Truck Shipments Accelerating (1) Shipments began late Q1 ‘24; 83 trucks shipped as of 9/30/24. Product line available in value/standard/premium configurations. (2) Percentages represent modular, scalable shipments as % of total unit shipments. *JIT: Just in Time **ICE: Internal Combustion Engine Provides increased market share, profitability, cash efficiency & improved working capital levels 0.3%(2) 2% 6% 10% Solving Customers’ Problems with Emerging Technology Solutions 40 DATA ANALYTICS Telemetry data helps improve operator safety, TCO* and productivity 80,000+ Active units Projected Growth 7%+ per year** SMART MACHINES Operator assist systems help reduce incidents and damage; lowers TCO 8,000+ HY units in field Projected Growth 20%+ (7-year CAGR)** FULL AUTOMATION Robotic lift trucks lower labor costs, product damage and TCO 700+ HY units in field Projected Growth 25%+ (7-year CAGR)** ZERO EMISSIONS (ZE) Lithium-ion & Hydrogen Fuel Cells open path to decarbonization < 100 units ZE Heavy-Vehicle units in field Projected Growth 50%+ (7-year CAGR)** Digitization • Automation • Decarbonization *TCO: Total Cost of Ownership. **Source: Internal company estimate. Technology advancements and innovation driving breakthrough results

Operator Assist Systems (OAS) with Object Detection 41 MILESTONE CONQUEST greenfield site acquired KNOWLEDGE of customer’s facilities UNDERSTANDING customer needs PROMOTE AWARENESS to help prevent accidents TARGETED CONQUEST ACCOUNT: • Membership-only warehouse club store • ~ 600 stores in the U.S. and Puerto Rico • Conquest account served by competitor • Greenfield site looking to reduce costly incidents through technology MAIN AREAS FOR IMPROVEMENT: • Pedestrian safety concerns interacting with equipment during busy after-hours stocking • High product damage = high costs HY WINNING PACKAGE: OAS WITH OBJECT DETECTION • Proven technology to help reduce customer’s greatest challenges: pedestrian incidents and damages • 12 Operator Assist Units + Object Detection: ‒ Promotes enhanced reaction time between operator and pedestrians to help reduce incidents ‒ Ability to increase efficiency/reduce damages Right solution, at the right price, leads to new customer win and business growth Major Electrification Projects 42 Above list is based on current information and subject to change Key projects, primarily with Port operators, capitalizing on advancements in electric powertrains for applications where traditionally internal combustion engine equipment dominated. Projects are helping customers meet port-equipment decarbonization regulations/requirements: • Currently operating electrified fuel cell materials handling equipment: ‒ Container Handler at Port of Los Angeles, USA ‒ Reach Stacker at Port of Valencia, Spain ‒ Terminal Tractor at Port of Hamburg, Germany • Expected 2024 delivery of electrified fuel cell Empty Container Handler at Port of Hamburg • 10 zero-emission battery-powered terminal tractors sold to APM Terminals for Port of Mobile, USA • Exploring options for additional electrification projects in European Union and United States Expected Launches in Q4 2024: • New modular 2- to 3.5-ton Pneumatic ICE Standard & Premium Configurations Asia-Pacific (AP) region / Value Configurations for Americas & AP regions • New modular 1-2.0 ton pneumatic and 1-3.5-ton cushion products for Americas & EMEA regions • Localization of 10-18 Ton counterbalanced ICE truck for China and AP regions • New 2-ton Platform Pallet Truck Standard Configuration for AP region • New entry level stacker 1.2 ton for all regions • Targeted introductions of internally developed, modular automated trucks for Americas region • Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for global regions 43 Upcoming Product Launches Above list is based on current information, actual launch timing dependent on markets and customers Evolution of HY’s Automation Journey • Testing internally developed Generation 2 automated trucks at customer locations • Co-developing additional robotics software for automated lift trucks with 3rd-party technology-service provider 44 Infrastructure independent & flexible solution to reduce labor costs and total cost of ownership BEFORE AFTER 30 manual trucks 40 robotic trucks 60 lift truck operators 8 lift truck operators HY PILOT PROGRAM at Consumer Goods Company 592 Robotic REACH TRUCKS 10 SITES OPERATIONAL SITE PROFILE Horizontal Vertical Original Partner Solutions Internally Developed Automation Generation 1 automated truck options introduced in 2016

Independent DISTRIBUTION Model 45 Leveraging Independent Distribution to Win Delivering exceptional customer experience while increasing capital efficiency • Exclusive, independent distributors worldwide ‒ Working to increase dual-branded dealerships as markets mature • Entrepreneurial customer focus • Investment in dealer/retail excellence • Coordination of dealer and major account coverage • Commercial leadership and enablement • Solution-focused capital investments • High return on total capital employed • Differentiated AsOne value to customer • OEM and dealer aligned business models • Optimizes long-term strategy and agilitySYNERGY DEALER HYSTER-YALE Lift Truck Business is the Core Platform for Delivering Value 46 Vehicle for high-margin solutions and service growth • Experienced, global market leader • Mature lift truck industry provides core platform for growth • GDP+ market growth with HY share upside potential • Strategically positioned for profit expansion across business Key Takeaways Bolzoni Attachments Need a good Bolzoni photo on a Hyster truck Transforming the way the world moves materials from Port to Home Award-winning Attachment Business makes HY a leading player in the industry Bolzoni Attachments are Critical to Productivity Solutions 48 Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer

Operating Profit Margin 0.4% (0.5%) 1.7% 4.1% 4.2% (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q3 '24 Net Sales by Product Line Diversified across regions and product classes Accelerating Financial Performance 49 Net Sales • Strong recovery and attachment growth post-2020 Target 7%284 348 356 375 384 2020 2021 2022 2023 Q3 '24 53% Attachments 2% Lift Tables 7% Forks 38% Legacy Components Source: Company LTM 9/30/24 Unit Revenues ($M) LTM LTM Bolzoni Attachment Market Penetration* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 50 EMEA Americas JAPIC To ta l M ar ke t Si ze Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high-performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler • Industry-standard • Productivity multiplier Leveraging high-quality, respected brands and products in growth industries 51 Driving Growth, Industry by Industry *3PL: Third-Party Logistics • Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options • Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces. Solving customers’ challenges through product and technological development Product Development Focus Feeds Growth 52 Sales growth Research & Development solving challenges New products / technology developed Customer input: new handling- application needs • AGVs growing in specific industries • Collaborating with AGV manufacturers for integrated attachments Future Development Recent Product Launches HA Telescopic Clamp

CLAMP CUSTOMIZATION Designed to exact spec. KNOWLEDGE of customer’s facilities Winning at multinational consumer electronics retailer 53 DC DAMAGE STORE DAMAGE CUSTOMER UNDERSTANDING customer needs EASY-MOVE TECHNOLOGY to prevent damage / increase productivity TARGETED ACCOUNT: • Multinational consumer electronics retailer; 10 Distribution Centers (DCs) and 100s of locations • Aged 375 carton clamp fleet; replace over 4-year period • Account served by competitor AREAS FOR IMPROVEMENT: • Performance efficiency for DCs and retail stores • Varying product sizes and packaging created different carrying configurations and weights ‒ Increased product damage during transport BOLZONI’S WINNING PACKAGE: • Successful demo at Dallas (TX) DC; led to customer ordering demo units • Initial Order – 30 Easy-Move TV clamps for Dallas DC • Clamps provide: ‒ Faster transportation of all unit configurations ‒ Ability to reduce damages HOW BOLZONI WON: Customer audit confirmed “material handling damage on TV’s is reduced by 60%” 26% OEM 2 22% OEM 3 13% OEM 4 Substantial opportunities to reach consistent profitability at target margin Clear Path to Achieving Profitability Goals 54 *Excludes cylinder sales to HY Addressable Market Growth Product Margin Expansion Improved Efficiencies Create Synergies Strong OEM Relationships Diversify Revenue • New attachment products • Increase Americas and JAPIC market participation and share • One company, 3 brands allows for an agile, unified market approach • Sell to HY and other leading OEMs • Increase in higher-margin, technologically-advanced products expected FY 2023* 5% Other OEM 34% OEM 1 OEM Top Customers Bolzoni, a Strategic Multiplier for HY 55 Key Takeaways • Expanding market presence outside Europe • Investing in customer-driven product innovation • Accelerating financial results with ongoing margin expansion opportunities ENHANCES HY VALUE CREATION Working capital and cash improvements focus Completes HY solution Enhance HY market penetration opportunities in EMEA Developing future talent to sustain business fundamentals Growth and margin expansion support HY goals Sell to Everyone; deepen and diversify relationships Disciplined execution and operational efficiencies Nuvera Fuel Cells Transforming the way the world moves materials from Port to Home

Nuvera Fuel Cells makes HY a leading player in zero-emission power products Hydrogen-Fueled Solutions are a Competitive Advantage in Key Heavy-Duty Applications 57 Focused on fuel cell engines and systems for limited niche, heavy- duty fuel cell engines for heavy-duty vehicle applications. Fuel cell adoption has high potential to grow where batteries are a sub-optimal solution. Long-Term Market is Immense, Adoption Rate has Slowed • Market growth behind expectations due to hydrogen infrastructure gaps and development timing of electrified heavy- duty vehicles • Nuvera targeting early adopting customers and regions worldwide • Nuvera products’ modularity enables use in new end-markets: − Mobile / Stationary Power − Heavy Duty − Marine Nuvera Fuel Cells focused on scalable products capable of broad market applicability 58 Rail ’25E FC share ’25E FC share ’25E FC share Applications Applications Applications Nuvera Products End-markets (estimated for 2030) Material handling Marine Stationary power Market size $0.3b Automotive Market size $59bn Commercial transport Market size $20b Other heavy-duty vehicles Market size $0.3b Total potential consolidated addressable market: ~$28b P o te n ti a l u p s id e K e y e n d -m a rk e ts Market size $0.4b Market size $6b Market size $0.3b <3 Wheel Aviation Space 193 85 75 68 54 35 32 22 Europe Latin America Oceania N. America Middle East China Africa India Rest of Asia 59 Hydrogen Availability Increasing; Remains an Industry Bottleneck • Hydrogen / fuel cells being aggressively supported by governments • Hydrogen infrastructure development accelerating globally • Cost and operational challenges decreasing with growing availability ($B) Global hydrogen supply projects announced as of October 2023 Source: Hydrogen Insights 2023 December Update - latest update on the global hydrogen economy from the Hydrogen Council and McKinsey & Company Demand Growth has Outpaced Current Availability ~$570B of projects announced 9 60 Increasing number of applications worldwide Focusing on Growth Opportunities in Target Markets STATIONARY & PORTABLE PORT EQUIPMENT MARINE VOCATIONAL TRUCKS OFF-ROAD & SPECIALTY • Refrigerated Delivery Truck • Semi-truck • 10.5m / 9m Bus • Bus Power Pack • Class-7 Work Truck • Wheel Loader • Mining Truck • Shunt Locomotive • Forklift Trucks • Prototype Car • Terminal Tractor • Reachstackers • Top Loader • Port Cranes • Water Taxi • Marine Power Pack • Modular Power Pack • Auxiliary Power • Stationary Power • Power Generator • Mobile Power Station • Power Pack • EV Rapid Charger

STATIONARY & PORTABLE POWER GENERATION Nuvera in the field Nuvera Fuel Cell Engines: Major Engagements/Projects 61 Operational Nuvera® engines Mobile Genset / EV Rapid Charger E-60 US MARINE PORT VEHICLES & EQUIPMENT Marine Power Pack E-60 twin Netherlands Helinor Energy project: energy solutions for maritime applications Top Loader E-45 twin US Reachstackers E-45 twin Germany / Spain 3rd-Party engine test collaborations in port applications: Los Angeles (USA), Valencia (Spain), and Hamburg (Germany) ON/ OFF-ROAD 10.5m Bus / Wheel Loader Demonstrations underway in China in 2024 ENGINE New larger 125kW fuel cell engine for heavier- duty applications projected available in 2025 Customer collaboration to develop modular fuel cells for stationary and mobile generator applications Terminal Tractor E-45 Germany Power Pack E-60 Houston Building a Success Story Through Partnership 62 PARTNERSHIP TARGETED USE CASES Municipalities *CARB – California Air Resources Board **Pii – Power Innovations International Construction Film Industry Events IDENTIFIED MARKET NEED • Grid limitations for clean energy transition • CARB* zero-emission generator mandates begin in 2028 • Battery limitations becoming evident • Hydrogen’s value proposition: - Energy density advantage over batteries • Partnering with Pii**, global power electronics leader, to build multifunctional EV charger & genset • Prototype (POC) debuted in May 2024 at Alternative Clean Transportation Expo • POC demonstrated at Nuvera’s headquarters in early September • POC demonstrated at California customer site in late September • Pii building first commercial units, transitioning production to Nuvera Prototype HydroCharge™ unit, a hydrogen-powered AC genset and DC fast charger for on-site power and EV charging, demonstrated at California customer site Prototype HydroCharge™ unit demonstrated to customers at Nuvera’s headquarters EXPLORATION Decision to use Nuvera PROPOSAL Fuel Cell Integration BUILD Test Demo Unit TEST Purchase at First Series Volume SCALE Revenue Prospects Beginning to Strengthen 63 6-12 mos.3-12 mos.6-12 mos.2-3 mos.3-6 mos. CUSTOMER COMMERCIALIZATION Decision to use Fuel Cells EMEA TOTAL ACTIVE CUSTOMERS JAPIC Americas 5 21 10 1 2 3 -- 2 1 20 27 34 3 6 3 81 36 12 6 3 May 2020 – 2 active customer engagements June 2024 – 125 active customer engagements Ongoing product demonstrations in over 20 applications Nuvera Fuel Cells is a Strategic Multiplier for HY 64 • Clean power source for 20+ applications today • HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells • Expanding fuel cell engine portfolio & services • Increasing number of addressable markets • With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions Key Takeaways Step Change in emission-free powertrain solutions

Appendix Non-GAAP Disclosure 66 Working capital percentage of sales, Return on total capital employed and Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: ❖ Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the previous four quarters at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable. ❖ Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. ❖ Consolidated Adjusted EBITDA is defined as income (loss) before goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. Adjusted EBITDA for the segments is defined as operating profit (loss) before goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages. Working Capital Percentage of Sales Calculation 67 2020 2021 2022 2023 Q3 ’24 Accounts receivable $412.1 $457.4 $523.6 $497.5 $542.5 Inventory 509.4 781.0 799.5 815.7 855.3 Accounts payable (428.1) (541.4) (607.4) (530.2) (533.9) Net Working Capital(1) $493.4 $697.0 $715.7 $783.0 $863.9 Consolidated Revenue* $2,812.1 $3,075.7 $3,548.3 $4,118.3 $4,064.4 Net Working Capital as % of Revenue 18% 23% 20% 19% 21% *Revenue for 2020 – 2023 is actual fiscal year revenue. Revenue for Q3 2024 is actual Q3 2024 revenue annualized. (1)Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable. Non-GAAP Reconciliation ROTCE 68 LTM ($M) 2020(1) 2021(1) 2022(1) 2023(1) Q3 2024(1) Average Stockholders' Equity $554.5 $525.5 $241.9 $288.9 $420.4 Average Debt 310.3 373.4 535.2 532.2 490.0 Average Cash (83.4) (93.8) (66.8) (69.3) (72.3) Average capital employed 781.4 805.1 710.3 751.8 838.1 Net Income (loss) 37.1 (173.0) (74.1) 125.9 157.2 Plus: Interest Expense, net 12.3 14.9 27.3 34.7 32.1 Less: Income taxes on interest expense, net(2) (3.2) (3.9) (6.8) (8.7) (8.0) Actual return on capital employed = actual net income (loss) before interest expense, net, after tax $46.2 $(162.0) $(53.6) $151.9 $181.3 Actual return on total capital employed percentage(3) 5.9% (20.1%) (7.5%) 20.2% 21.6% (1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year. (2) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2020 and 2021 and 25% for 2022, 2023 and LTM Q3 2024. (3) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

_____ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($M) Year Ended December 31 LTM Qtr. Qtr. Consolidated 2020 2021 2022 2023 2024 9/30/24 9/30/23 Reconciliation of Adjusted EBITDA Net income (loss) attributable to stockholders $37.1 $(173.0) $(74.1) $125.9 $157.2 $17.2 $35.8 Goodwill and other intangible assets impairment charges - 55.6 - - - - - Fixed asset impairment charges - 10.0 - - - - - Noncontrolling interest income and dividends 1.4 (10.2) 2.5 2.2 2.0 0.6 0.6 Income tax provision 3.7 28.3 9.2 52.9 77.5 10.3 16.2 Interest expense 13.7 15.5 28.4 37.3 35.2 8.4 9.6 Interest income (1.4) (0.6) (1.1) (2.6) (3.1) (0.5) (0.7) Depreciation and amortization expense 42.9 46.2 43.4 45.1 47.1 11.7 11.3 Adjusted EBITDA $97.4 $(28.2) $8.3 $260.8 $315.9 $47.7 $72.8 ($M) Year Ended December 31 LTM Qtr. Lift Truck 2020 2021 2022 2023 2024 9/30/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $85.6 $(86.9) $(10.4) $229.6 $285.6 $39.0 Goodwill and other intangible assets impairment charges - 55.6 - - - - Other income (expense) 3.3 7.3 3.7 7.5 8.0 2.8 Depreciation and amortization expense 30.1 32.3 31.0 32.7 34.5 8.6 Adjusted EBITDA $119.0 $8.3 $24.3 $269.8 $328.1 $50.4 Non-GAAP Reconciliation Adjusted EBITDA 69 Non-GAAP Reconciliation Adjusted EBITDA continued ($M) Year Ended December 31 LTM Qtr. Bolzoni 2020 2021 2022 2023 2024 9/30/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $1.0 $(1.8) $6.2 $15.3 $16.1 $6.2 Other income (expense) - 0.5 0.3 (0.5) (0.4) 0.1 Depreciation and amortization expense 11.7 12.7 11.7 11.7 11.6 2.8 Adjusted EBITDA $12.7 $11.4 $18.2 $26.5 $27.3 $9.1 ($M Year Ended December 31 LTM Qtr. Nuvera 2020 2021 2022 2023 2024 9/30/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $(36.1) $(62.3) $(34.3) $(36.4) $(40.7) $(11.8) Fixed asset impairment charges - 10.0 - - - - Other income (expense) 1.3 4.5 - - - - Depreciation and amortization expense 1.1 1.2 0.7 0.7 1.0 0.3 Adjusted EBITDA $(33.7) $(46.6) $(33.6) $(35.7) $(39.7) $(11.5) ______ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. 70 Supplemental Information Disciplined Capital and R&D Expenditures 72 0 10 20 30 40 50 60 2020 2021 2022 2023 Est. 2024 Lift Truck IT Systems Nuvera Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0% 2% 4% 0 40 80 120 160 2019 2020 2021 2022 2023 Est. 2024 Bolzoni Nuvera Lift Truck ($M) ($M) • 2024 estimated capital expenditures of $49M vs. 2023 restrained level of $35M; 2024 estimate down from initial projection of $87M • 2024 includes return to investing for business growth and network efficiency • ~39% of HY revenues come from new products released in the past 5 years ➢ 100 basis points increase vs. Q2 ’24 from higher sales of Class 4 modular trucks R&D % of Revenues

Americas 78% EMEA 16% Class 1* 25% Class 2* 9% Class 4* 16% Class 5* 45% _____________________ Source: Company: Q3 2024 Unit Revenues Americas 75% EMEA 20% HY Lift Truck Revenue by Geography & Class – Quarter & LTM 9/30/24 73 Class 1* 25% Class 2* 9% Class 4* 13% Class 5* 47% 6% Class 3* _____________________ Source: Company: LTM 9/30/24 Unit Revenues _____________________ Source: Company: LTM 9/30/24 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included HY Q3 ‘24 Lift Truck Unit Revenue by ClassHY Q3 ’24 Lift Truck Unit Revenue by Geography HY LTM ’24 Lift Truck Unit Revenue by Geography HY LTM ’24 Lift Truck Unit Revenue by Class 4% Asia-Pacific / Japan 4% Asia-Pacific / Japan *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) 5% Class 3* _____________________ Source: Company: Q3 2024 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included China 2% China 1% HY Dealer Data 74 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations September 30, 2024 Americas 9 81 12 65 31 266 16 16 68 428 EMEA 60 142 45 83 15 21 18 22 138 268 JAPIC 71 107 9 26 5 20 69 69 154 222 Total 140 330 66 174 51 307 103 107 360 918 *Maximal totals include all brands sold by dealers